UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

                SHAWMUT NATIONAL CORPORATION AND SUBSIDIARIES
             PEOPLES BANCORP OF WORCESTER, INC. AND SUBSIDIARIES
                              NEW DARTMOUTH BANK
                GATEWAY FINANCIAL CORPORATION AND SUBSIDIARIES
                            COHASSET SAVINGS BANK
                  WEST NEWTON SAVINGS BANK AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED COMBINING BALANCE SHEET
                              DECEMBER 31, 1993

                    The following Unaudited Pro Forma Condensed
          Combining Balance Sheet presents the combined financial position of Shawmut National Corporation ("Shawmut") and Peoples Bancorp of Worcester, Inc. ("Peoples") as of December 31, 1993, assuming the proposed merger had occurred as of December 31, 1993. The Unaudited Pro Forma Condensed Combining Balance Sheet also gives effect to the pending acquisitions of New Dartmouth Bank ("New Dartmouth"), Gateway Financial Corporation ("Gateway"), Cohasset Savings Bank ("Cohasset") and West Newton Savings Bank ("West Newton") (Pro Forma Pending Acquisitions). Such pro forma information is based on historical balance sheet data of Shawmut, Peoples, New Dartmouth, Gateway, Cohasset and West Newton as of that date, giving effect to the proposed mergers of Shawmut and Peoples, New Dartmouth and Gateway under the pooling of interests method of accounting and the proposed acquisitions of Cohasset and West Newton accounted for under the purchase method of accounting. This Unaudited Pro Forma Condensed Combining Balance Sheet should be read in conjunction with the Unaudited Pro Forma Condensed Combined Statement of Income appearing elsewhere in this Current Report on Form 8-K and the historical financial statements and notes thereto of Peoples, New Dartmouth, Gateway, Cohasset and West Newton which are included in this Current Report on Form 8-K. The Unaudited Pro Forma Condensed Combining Balance Sheet is presented for informational purposes only and is not necessarily indicative of the combined financial position that would have occurred if the proposed mergers of Shawmut and Peoples, New Dartmouth and Gateway and the proposed acquisitions of Cohasset and West Newton had been consummated on December 31, 1993 or at the beginning of the periods indicated or which may be obtained in the future.


  SHAWMUT NATIONAL CORPORATION AND SUBSIDIARIES
  PEOPLES BANCORP OF WORCESTER, INC. AND SUBSIDIARIES
  NEW DARTMOUTH BANK
  GATEWAY FINANCIAL CORPORATION AND SUBSIDIARIES
  COHASSET SAVINGS BANK
  WEST NEWTON SAVINGS BANK AND SUBSIDIARIES
  UNAUDITED PRO FORMA CONDENSED COMBINING BALANCE SHEET
  DECEMBER 31, 1993

                                                                                  Pro Forma
                                                        Pro Forma     PRO FORMA    Pending    Pro Forma
   (in thousands)                SHAWMUT     Peoples    Adjustments    COMBINED  Acquisitions   Combined
   ASSETS
   Cash and due from banks      $1,435,286  $ 19,406  $ (10,714)    $ 1,443,978  $   23,077  $ 1,467,055

   Interest-bearing deposits
    in other banks, federal
    funds sold and securities
    purchased under agreements
    to resell                        8,573    16,168                     24,741      69,207       93,948
   Trading account securities       19,625                               19,625         657       20,282
   Residential mortgages held
    for sale/putback               415,812                              415,812      56,638      472,450
   Securities

    Available for sale, at
     fair value                  2,596,382   298,289                  2,894,671     299,332    3,194,003
    Held to maturity             6,394,201    79,001                  6,473,202     791,827    7,265,029
   Loans, less reserve
     for loan losses            14,751,450   455,158                 15,206,608   1,912,262   17,118,870
   Premises and equipment          307,033    10,033                    317,066      17,693      334,759

   Foreclosed properties            47,986     2,118                     50,104      17,854       67,958
   Customers' acceptance
    liability                       13,747                               13,747                   13,747
   Other assets                  1,254,647    10,966                  1,265,613      90,791    1,356,404
    Total assets               $27,244,742 $ 891,139   $(10,714)    $28,125,167 $ 3,279,338  $31,404,505



  LIABILITIES
   Deposits
    Demand                     $ 4,587,156  $ 33,979  $ (10,714)    $ 4,610,421  $  182,057  $ 4,792,478
    Savings, money market
      and NOW accounts           7,304,708   482,276                  7,786,984   1,303,118    9,090,102

    Domestic and foreign time    3,405,371   261,128                  3,666,499   1,479,415    5,145,914
    Total deposits              15,297,235   777,383    (10,714)     16,063,904   2,964,590   19,028,494
   Other borrowings              9,187,606       850                  9,188,456     101,874    9,290,330
   Acceptances outstanding          13,747                               13,747                   13,747
   Accrued taxes and other
    liabilities                    183,923     6,610      5,000         195,533      37,875      233,408

   Notes and debentures            758,941                              758,941                  758,941
    Total liabilities           25,441,452   784,843     (5,714)     26,220,581   3,104,339   29,324,920
   SHAREHOLDERS' EQUITY
   Preferred stock

    Shawmut                        178,750                              178,750                  178,750
   Common stock
    Shawmut                            955                   63 to        1,018 to      131 to     1,149 to
                                                             85           1,040         151        1,191

    Peoples                                      334       (334)              0                        0
   Surplus                       1,074,793    39,924        271 to    1,114,988 to  122,216 to 1,237,204 to
                                                            249       1,114,966     122,196    1,237,162
   Retained earnings               541,455    63,256     (5,000)        599,711      51,325      651,036

   Net unrealized gain on
    securities                       9,680     2,782                     12,462       1,327       13,789
   Treasury stock, common
    stock at cost                   (2,343)                              (2,343)                  (2,343)
    Total shareholders'
     equity                      1,803,290   106,296     (5,000)      1,904,586     174,999    2,079,585
   Total liabilities and
    shareholders' equity       $27,244,742  $891,139   $(10,714)    $28,125,167  $3,279,338  $31,404,505

            See accompanying notes to unaudited pro forma condensed financial information.


 SHAWMUT NATIONAL CORPORATION AND SUBSIDIARIES
 PEOPLES BANCORP OF WORCESTER, INC. AND SUBSIDIARIES
 NEW DARTMOUTH BANK
 GATEWAY FINANCIAL CORPORATION AND SUBSIDIARIES
 COHASSET SAVINGS BANK
 WEST NEWTON SAVINGS BANK AND SUBSIDIARIES
 UNAUDITED PRO FORMA CONDENSED COMBINING BALANCE SHEET
 DECEMBER 31, 1993

                                                                                                                      Pro Forma
                              New      Pro Forma               Pro Forma             Pro Forma    West     Pro Forma    Pending
      (in thousands)       Dartmouth  Adjustments   Gateway    Adjustments Cohasset Adjustments  Newton   Adjustments Acquisitions
 ASSETS
 Cash and due from banks $   51,142   $ (17,786) $   44,570    $          $ 1,251  $ (16,900)  $ (6,200)  $(45,400)   $   23,077
 Interest-bearing
   deposits in other
   banks, federal funds
   sold and securities
   purchased under
   agreements to resell      20,011                  40,000                 3,121                 6,075                   69,207
 Trading account
   securities                                                                 657                                            657
 Residential mortgages
   held for sale/putback     25,837                  30,801                                                               56,638
 Securities
   Available for sale, at
     fair value             163,209                 111,386                24,737                                        299,332
  Held to maturity          573,635                 125,839                                      92,353                  791,827
 Loans, less reserve for
   loan losses              846,202                 875,722                44,039               146,299                1,912,262
 Premises and equipment       5,682                  10,212                   897                   902                   17,693
 Foreclosed properties        2,349                  12,745                 2,142                   618                   17,854
 Other assets                35,105                  24,564                 1,614      3,381      4,891     21,236        90,791
     Total assets        $1,723,172    $(17,786) $1,275,839    $          $78,458   $(13,519)  $257,338   $(24,164)   $3,279,338


      LIABILITIES
 Deposits
   Demand                $   79,688              $   64,927               $ 1,627              $ 35,815               $  182,057
   Savings, money market
     and NOW accounts       628,778                 559,923                29,850                84,567                1,303,118
   Domestic and foreign
     time                   791,025                 547,339                32,295               108,756                1,479,415
   Total deposits         1,499,491               1,172,189                63,772               229,138                2,964,590
 Other borrowings            95,345                   5,445                    78                 1,006                  101,874
 Accrued taxes and other
   liabilities               29,762                   3,994                 1,089                 3,030                   37,875
     Total liabilities    1,624,598               1,181,628                64,939               233,174                3,104,339

 SHAREHOLDERS' EQUITY
 Preferred stock
   New Dartmouth             15,215   $ (15,215)                                                                               0
 Common stock
   Shawmut                                   57                  $   74                                                      131
                                          to 77                                                                           to 151
   New Dartmouth                  4          (4)                                                                               0
   Gateway                                              138        (138)                                                       0
   Cohasset                                                                   100    $  (100)                                  0
   West Newton                                                                                      172     $ (172)            0
 Surplus                     40,350         (53)     84,831      (2,912)    7,895     (7,895)    11,734    (11,734)      122,216
                                          to(73)                                                                      to 122,196
 Retained earnings           42,970      (2,571)     10,926                 5,286     (5,286)    12,258    (12,258)       51,325
 Net unrealized gain on
   securities                    35                   1,292                   238       (238)                              1,327
 Treasury stock, common
   stock at cost                                     (2,976)      2,976                                                        0
   Total shareholders'
     equity                  98,574     (17,786)     94,211           0    13,519    (13,519)    24,164    (24,164)      174,999
   Total liabilities and
     shareholders'
     equity              $1,723,172    $(17,786) $1,275,839     $     0   $78,458   $(13,519)  $257,338   $(24,164)   $3,279,338
                          See accompanying notes to unaudited pro forma condensed financial information.

               SHAWMUT NATIONAL CORPORATION AND SUBSIDIARIES
             PEOPLES BANCORP OF WORCESTER, INC. AND SUBSIDIARIES
                              NEW DARTMOUTH BANK
                GATEWAY FINANCIAL CORPORATION AND SUBSIDIARIES
               UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT
                                  OF INCOME
                              DECEMBER 31, 1993

                    The following Unaudited Pro Forma Condensed
          Combined Statement of Income gives effect to the proposed mergers of Shawmut, Peoples, New Dartmouth and Gateway by combining the results of operations of Shawmut for the three years ended December 31, 1993 (pro forma including Cohasset and West Newton for 1993, as if the proposed acquisitions of Cohasset and West Newton had occurred on January 1, 1993) with the results of operations of Peoples, New Dartmouth and Gateway for the three years ended December 31, 1993 on a pooling of interests basis, assuming the proposed mergers had occurred as of December 31, 1993 (with the exception of New Dartmouth which is presented for the years ended December 31, 1993 and 1992 and the period from October 10, 1991 (the date operations commenced) through December 31, 1991). Income before extraordinary credit and cumulative effect of accounting changes per common share and weighted average common shares outstanding are based on the exchange ratios as specified in the respective merger agreements. The Unaudited Pro Forma Condensed Combined Statement of Income should be read in conjunction with the Unaudited Pro Forma Condensed Combining Balance Sheet appearing elsewhere in this Current Report on Form 8-K and the historical financial statements and notes thereto of Peoples, New Dartmouth, Gateway, Cohasset and West Newton which are included in this Current Report on Form 8-K. The Unaudited Pro Forma Condensed Combined Statement of Income is presented for informational purposes only and is not necessarily indicative of the combined results of operations that would have occurred if the proposed mergers had been consummated on December 31, 1993 or at the beginning of the periods indicated or which may be obtained in the future.


  SHAWMUT NATIONAL CORPORATION AND SUBSIDIARIES
  PEOPLES BANCORP OF WORCESTER, INC. AND SUBSIDIARIES
  NEW DARTMOUTH BANK
  GATEWAY FINANCIAL CORPORATION AND SUBSIDIARIES
  UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                                                                   Year ended December 31,
                                                                   1993           1992           1991
  (in thousands, except per share data)
  INTEREST AND DIVIDEND INCOME
  Loans                                                          $1,258,000     $1,301,564      $1,468,113
  Securities
    At lower of aggregate cost or market value                      243,123        233,766          42,178
    Held to maturity                                                308,243        270,654         454,705
  Residential mortgages held for sale                                29,636         27,312          19,243
  Interest-bearing deposits in other banks, federal funds
    sold and securities purchased under agreements to
    resell                                                           13,823         21,666          41,655

  Trading account securities                                          1,562          1,564           2,176
     Total                                                        1,848,387      1,856,526       2,028,070

  INTEREST EXPENSE
  Interest on deposits
    Savings, money market and NOW accounts                          192,658        272,351         399,903
    Domestic and foreign time deposits                              237,679        349,771         533,146
    Total                                                           430,337        622,122         933,049

  Other borrowings                                                  262,594        192,554         218,355
  Notes and debentures                                               72,040         59,321          60,436
    Total                                                           764,971        873,997       1,211,840
  NET INTEREST INCOME                                             1,083,416        982,529         816,230
  Provision for loan losses                                          56,268        242,128         486,441
  NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES             1,027,148        740,401         329,789


  NONINTEREST INCOME
  Customer service fees                                             182,557        183,261         180,500
  Trust and agency fees                                             116,845        115,103         112,030
  Securities gains, net                                              12,647         94,103          80,063
  Other                                                             102,894        128,794         171,260
     Total                                                          414,943        521,261         543,853
  NONINTEREST EXPENSES

  Compensation and benefits                                         504,512        474,725         455,250
  Occupancy and equipment                                           169,045        179,507         169,251
  Foreclosed properties provision and expense                       105,556        178,248         120,327
  Other                                                             368,893        321,730         297,074
     Total                                                        1,148,006      1,154,210       1,041,902

  INCOME (LOSS) BEFORE INCOME TAXES, EXTRAORDINARY CREDIT
    AND CUMULATIVE EFFECT OF ACCOUNTING CHANGES                     294,085        107,452        (168,260)
  Income taxes                                                        8,441         40,898           4,076
  INCOME (LOSS) BEFORE EXTRAORDINARY CREDIT AND CUMULATIVE
    EFFECT OF ACCOUNTING CHANGES                                 $  285,644      $  66,554       $(172,336)

  INCOME (LOSS) BEFORE EXTRAORDINARY CREDIT AND CUMULATIVE
    EFFECT OF ACCOUNTING CHANGES APPLICABLE TO COMMON
    SHARES                                                          270,175      $  61,771       $(174,598)
  INCOME (LOSS) BEFORE EXTRAORDINARY CREDIT AND CUMULATIVE       $     2.42      $    0.60         $ (2.07)
    EFFECT OF ACCOUNTING CHANGES PER COMMON SHARE                $     2.34      $    0.58         $ (2.02)
  WEIGHTED AVERAGE COMMON SHARES                                111,441,799    102,126,150      84,301,315
    OUTSTANDING                                              to 115,693,415 to 106,152,261   to 86,573,198

           See accompanying notes to unaudited pro forma condensed financial information.

                        NOTES TO UNAUDITED PRO FORMA
                      CONDENSED FINANCIAL INFORMATION

     NOTE 1:

               Certain reclassifications have been made to the accounts of Peoples, New Dartmouth, Gateway, Cohasset and West Newton in the accompanying Unaudited Pro Forma Condensed Combining Balance Sheet and Unaudited Pro Forma Condensed Combined Statement of Income to conform to Shawmut presentation. Pro forma results of operations do not reflect nonrecurring items of income and expense resulting directly from the proposed mergers. In addition, the accompanying Unaudited Pro Forma Condensed Combined Statement of Income does not reflect the following: the cumulative effect of an accounting change due to the adoption of Statement of Financial Accounting Standards (FAS) No. 109 of $52,800,000 for Shawmut for the year ended December 31, 1993 and $1,544,000 for Peoples for the year ended December 31, 1992; the cumulative effect of an accounting change due to the adaption of FAS No. 112 of $6,600,000 for Shawmut for the year ended December 31, 1993; extraordinary credits from the utilization of federal tax loss carry forwards of $18,378,000 for Shawmut for the year ended December 31, 1992; extraordinary charges relating to debt prepayment penalties of $371,000 and $2,250,000 for Gateway for the year ended December 31, 1992 and 1991, respectively; and the extraordinary credit for a stock distribution of $1,287,000 for Peoples for the year ended December 31, 1991. Intercompany cash and due from bank balances of $10,714,000 have been eliminated between Shawmut and Peoples.

     NOTE 2:

     PEOPLES

               The pro forma shareholders' equity accounts of Shawmut and Peoples have been adjusted in the accompanying Unaudited Pro Forma Condensed Combining Balance Sheet to reflect the issuance of shares of Shawmut Common Stock in exchange for all of the outstanding shares of Peoples Common Stock. The number of shares of Shawmut Common Stock to be issued pursuant to the acquisition of Peoples (in the range between 6,256,720 and 8,466,938 shares) is based upon the number of shares of Peoples Common Stock outstanding as of December 31, 1993 and the exchange ratios specified in the Peoples merger agreement. The difference between the par value of the Shawmut Common Stock to be issued over the par value of the Peoples Common Stock outstanding ($271,000 to $249,000 at December 31, 1993) has been credited to surplus.

     PRO FORMA PENDING ACQUISITIONS

               The pro forma shareholders' equity accounts of Shawmut, as adjusted for Peoples, have been further adjusted to reflect the issuance of shares of Shawmut Common Stock in exchange for all of the outstanding shares of New Dartmouth Common Stock and Gateway Common Stock (Pro Forma Pending Acquisitions). The number of shares of Shawmut Common Stock to be issued pursuant to the acquisition of New Dartmouth (in the range between 5,700,400 and 7,709,411 shares) is based upon the number of shares of New Dartmouth Common Stock outstanding as of December 31, 1993 and assumes an exchange ratio of 13.438 to 18.174 shares of Shawmut


     Common Stock for each share of New Dartmouth Common Stock, assuming consideration of $310.95 per share. The New Dartmouth merger agreement provides for additional per share consideration based on 177 percent of New Darmouth's earnings from October 1, 1993 to the closing date of the merger, subject to certain potential adjustments. Any additional shares of Shawmut Common Stock to be issued pursuant to the New Dartmouth transaction will have a de minimis effect on the unaudited pro forma financial information for all periods presented. The excess of the par value of the Shawmut Common Stock to be issued over the par value of the New Dartmouth Common Stock outstanding ($53,000 to $73,000 at December 31, 1993) has been charged to surplus. The equity accounts of New Dartmouth reflect the expected retirement of outstanding New Dartmouth Preferred Stock prior to consummation of the New Dartmouth merger at the December 31, 1993 redemption price of $104.58 per share ($17,786,000). The excess ($2,571,000) of redemption price over the stated value of New Dartmouth Preferred Stock ($15,215,000) has been charged to retained earnings.

               The number of shares of Shawmut Common Stock to be issued pursuant to the acquisition of Gateway (7,414,475 shares) is based upon the number of shares of Gateway Common Stock outstanding as of December 31, 1993 and the exchange ratio specified in the Gateway merger agreement. The difference between the par value of the Shawmut Common Stock to be issued over the par value of the Gateway Common Stock outstanding ($64,000 at December 31, 1993) has been credited to surplus. The equity accounts of Gateway reflect the retirement of Gateway Treasury Stock ($2,976,000) upon consummation of the Gateway merger with a charge to surplus.

               The shareholders' equity accounts of Cohasset and West Newton have been eliminated and reflect the acquisition of Cohasset and West Newton by Shawmut for an aggregate purchase price of $16,900,000 and $45,400,000, respectively. The excess of the purchase price over the recorded shareholders' equity accounts at December 31, 1993 has been reflected as goodwill (other assets) in the accompanying Unaudited Pro Forma Condensed Combining Balance Sheet. No goodwill amortization has been reflected in the accompanying Unaudited Pro Forma Condensed Combined Statement of Income as the annual amount of amortization is de minimis.

     NOTE 3:

               Pro forma earnings per share amounts in the accompanying Unaudited Pro Forma Condensed Combined Statement of Income are based on the weighted average number of common shares of the constituent companies outstanding during each period, as adjusted for the minimum and maximum exchange ratios as specified in the respective merger agreements.

     PEOPLES

               Shares of Peoples Common Stock have been adjusted to the equivalent shares of Shawmut Common Stock for each period assuming an exchange ratio of 1.874 to 2.536 shares of Shawmut Common Stock for each share of Peoples Common Stock.

     PRO FORMA PENDING ACQUISITIONS


               Shares of New Dartmouth Common Stock have been adjusted to the equivalent shares of Shawmut Common Stock for each period assuming an exchange ratio of 13.438 to 18.174 shares of Shawmut Common Stock for each share of New Dartmouth Common Stock, assuming consideration of $310.95 per share (see Note 2 for further discussion). Shares of Gateway Common Stock have been adjusted to the equivalent shares of Shawmut Common Stock for each period assuming an exchange ratio of 0.559 shares of Shawmut Common Stock for each share of Gateway Common Stock.

     NOTE 4:

               The expenses associated with the proposed acquisitions are not reflected in the accompanying Unaudited Pro Forma Condensed Combined Statement of Income. These expenses are not reflected in the accompanying Unaudited Pro Forma Condensed Combining Balance Sheet as such expenses are not considered material.

     NOTE 5:

               Retained earnings of Peoples includes approximately $11,500,000 which is classified for federal income tax purposes as a reserve for loan losses. Deferred income taxes were not provided on such amounts because Peoples Bank, a wholly owned subsidiary of Peoples, is a savings bank. Upon the merger of Peoples Bank with and into Shawmut Bank, National Association, an indirect wholly owned subsidiary of Shawmut, Peoples Bank will lose its status as a savings bank and income taxes previously not provided will become payable. An adjustment of $5,000,000 has been reflected in the accompanying Unaudited Pro Forma Condensed Combining Balance Sheet to reflect this, which represents taxes payable at a combined federal and state tax rate of 43 percent. This adjustment is not reflected in the accompanying Unaudited Pro Forma Condensed Combined Statement of Income.